

<ARTICLE> 9
<LEGEND>
THIS FINANCIAL DATA SCHEDULE ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994
CONTAINS SUMMARY FINANCIAL INFORMATION WHICH IS INCORPORATED BY REFERENCE FROM
THE 1994 ANNUAL REPORT TO SHAREHOLDERS AND EXTRACTED FROM THE CONSOLIDATED
BALANCE SHEET, CONSOLIDATED STATEMENT OF OPERATIONS, AVERAGE BALANCES, INTEREST,
AND AVERAGE RATES, NONPERFORMING ASSETS, AND ANNUAL CREDIT LOSS EXPERIENCE, AND
IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ANNUAL REPORT AND
FORM 10-K FILING.

Any item provided in the schedule, in accordance with the rules governing the schedule, will not be subject to liability under the federal securities laws, except to the extent that the financial statements and other information from which the data was extracted violates the federal securities laws. Also, pursuant to Item 601(c)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), the schedule shall not be deemed filed for purposes of Section 11 of the Securities Act of 1933, Section 18 of the Exchange
Act of 1934 and Section 323 of the Trust Indenture Act, or otherwise be subject to the liabilities of such sections, nor shall it be deemed a part of any registration statement to which it relates.
</LEGEND>
<MULTIPLIER> 1,000,000

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                          DEC-31-1994
<PERIOD-START>                             JAN-01-1994
<PERIOD-END>                               DEC-31-1994
<CASH>                                          13,578
<INT-BEARING-DEPOSITS>                           6,371
<FED-FUNDS-SOLD>                                 5,899
<TRADING-ASSETS>                                 6,941
<INVESTMENTS-HELD-FOR-SALE>                      9,849
<INVESTMENTS-CARRYING>                           8,167
<INVESTMENTS-MARKET>                             7,292
<LOANS>                                        140,912
<ALLOWANCE>                                      3,690
<TOTAL-ASSETS>                                 215,475
<DEPOSITS>                                     154,394
<SHORT-TERM>                                    13,841
<LIABILITIES-OTHER>                             12,921
<LONG-TERM>                                     15,428<F1>
<COMMON>                                           581
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                      3,068
<OTHER-SE>                                      15,242
<TOTAL-LIABILITIES-AND-EQUITY>                 215,475
<INTEREST-LOAN>                                  9,806
<INTEREST-INVEST>                                1,374
<INTEREST-OTHER>                                 1,204<F2>
<INTEREST-TOTAL>                                12,384
<INTEREST-DEPOSIT>                               3,337
<INTEREST-EXPENSE>                               4,842
<INTEREST-INCOME-NET>                            7,542
<LOAN-LOSSES>                                      460
<SECURITIES-GAINS>                                  24
<EXPENSE-OTHER>                                  7,512
<INCOME-PRETAX>                                  3,717
<INCOME-PRE-EXTRAORDINARY>                       3,717
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     2,176
<EPS-PRIMARY>                                     5.36
<EPS-DILUTED>                                     5.33
<YIELD-ACTUAL>                                    4.50
<LOANS-NON>                                      2,079
<LOANS-PAST>                                       436
<LOANS-TROUBLED>                                    97
<LOANS-PROBLEM>                                      0
<ALLOWANCE-OPEN>                                 3,508
<CHARGE-OFFS>                                      988
<RECOVERIES>                                       518
<ALLOWANCE-CLOSE>                                3,690
<ALLOWANCE-DOMESTIC>                             2,105
<ALLOWANCE-FOREIGN>                                391
<ALLOWANCE-UNALLOCATED>                          1,194

<F1>Includes subordinated capital notes of $605 million.
<F2>Includes interest income on trading account assets of $473 million.

